EXHIBIT 99.3

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


                                                             Three Months Ended     Three Months Ended
Amounts in $ millions                                         December 31, 2005      December 31, 2004
                                                                 (unaudited)
                                                           ---------------------- ----------------------

Loss from continuing operations before
income taxes                                               $           (34.6)     $           (29.5)
Add Back:
         Depreciation and amortization                                  10.6                   10.3
         Restructuring and other costs                                   3.8                    0.0
         Interest                                                       43.7                   35.4

                                                           ---------------------- ----------------------
Segment profit                                             $            23.5                   16.2
                                                           ====================== ======================



                                                             Twelve Months Ended    Twelve Months Ended
Amounts in $ millions                                         December 31, 2005      December 31, 2004
                                                                 (unaudited)
                                                           ---------------------- ----------------------

Loss from continuing operations before
income taxes                                               $          (109.8)     $           (94.6)
Add Back:
         Depreciation and amortization                                  40.5                   41.4
         Restructuring and other costs                                   6.2                    2.1
         Interest                                                      155.1                  145.7

                                                           ---------------------- ----------------------
Segment profit                                             $            92.0                   94.6
                                                           ====================== ======================


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